Execution Copy

Exhibit 10.1

TRANSITION AGREEMENT

This Transition Agreement (this “Transition Agreement”), effective as of the date fully executed by the Parties (the “Transition Effective Date”), is by and among AbbVie Global Enterprises Ltd., a Bermuda corporation (“AbbVie”), and CytomX Therapeutics Inc., a Delaware corporation with offices at 151 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080 (“Licensor”). AbbVie and Licensor may each be referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, AbbVie’s Affiliate AbbVie Ireland Unlimited Company and Licensor previously entered into that certain CD71 Co-Development and License Agreement, dated as of April 21, 2016, as subsequently amended (the “Collaboration Agreement”), pursuant to which AbbVie and Licensor would jointly develop and commercialize Licensed Products;

WHEREAS, AbbVie Ireland Unlimited Company assigned and transferred the Collaboration Agreement to AbbVie pursuant to Section 14.4.1 of the Collaboration Agreement;

WHEREAS, on March 20, 2023, AbbVie issued notice to Licensor of its desire to terminate the Collaboration Agreement in its entirety pursuant to Section 13.3.2 of the Collaboration Agreement, such termination to be effective on May 19, 2023 (the “Collaboration Agreement Termination Date”);

WHEREAS, on April 28, 2023, Licensor issued notice to AbbVie of its desire to exercise the Grantback Option pursuant to Section 13.9.1 of the Collaboration Agreement, and such license shall be effective upon execution of this Transition Agreement; and

WHEREAS, the Parties now desire to enter into this written Transition Agreement pursuant to Section 13.9.2 of the Collaboration Agreement, provided that the royalty rate set forth in Section 13.10 of the Collaboration Agreement on Net Sales of the Grantback Product (as defined below) shall be amended.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements contained herein, including the recitals set forth above, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
Definitions. Capitalized terms used in this Transition Agreement that are not otherwise defined herein shall have the meanings ascribed to such terms in the Collaboration Agreement. Unless specifically provided herein, the following terms shall have the following meanings:
1.1.
“AbbVie Grantback Know-How” means Payload Know-How and AbbVie Program Know-How that are (a) Controlled by AbbVie or any of its Affiliates as of the Collaboration Agreement Termination Date, and (b) directed to the composition, formulation or use of, a Grantback Product, including any cell lines utilized by AbbVie in the Manufacture of CD71 PDCs. AbbVie Grantback Know-How expressly exclude rights to any Delivery System related or Manufacturing-related intellectual property (including cell culture media and know-how associated with such cell culture media) Controlled by AbbVie or its Affiliates (other than AbbVie Program Know-How exclusively associated with cell lines referenced above).
1.2.
“AbbVie Grantback Patents” means Payload Patents that are (a) Controlled by AbbVie or any of its Affiliates as of the Collaboration Agreement Termination Date, and (b) include one (1) or more claims(s) that claim or cover the composition, formulation or use of, a Grantback Product, including any cell lines utilized by AbbVie in the Manufacture of CD71 PDCs. [***].

CONFIDENTIAL 1

1.3.
“AbbVie Program Know-How” means all Program Know-How that is [***].
1.4.
“AbbVie Program Patents” means the patents set forth in Schedule 1.4 of this Transition Agreement.
1.5.
“Collaboration Agreement Termination Date” has the meaning set forth in the recitals hereto.
1.6.
“Licensor CD71 Patents” means the patents set forth in Schedule 1.6 of this Transition Agreement.
1.7.
“First Commercial Sale” means with respect to a Grantback Product and a country, the first sale for monetary value for use or consumption by the end user of such Grantback Product in such country after Regulatory Approval for such Grantback Product has been obtained in such country. [***]
1.8.
“Grantback Compound” means the compound known as CX-2029, the First CD71 PDC, as such compound exists as of the Collaboration Agreement Termination Date.
1.9.
“Grantback Product” means any product comprising or containing a Grantback Compound. Grantback Product includes any and all finished forms, presentations, delivery systems, strength, dosages, and formulations.
1.10.
“Payload Know-How” means [***].
1.11.
“Payload Patents” means [***].
1.12.
“Reverse Royalty Term” means, with respect to a Grantback Product and each country or other jurisdiction in the Terminated Territory, the period beginning on the date of the First Commercial Sale of such Grantback Product in such country or other jurisdiction after termination of the Collaboration Agreement with respect to such country or other jurisdiction and ending on the later to occur of (a) the expiration of the last-to-expire Payload Patent or AbbVie Program Patent that includes a Valid Claim that covers the manufacture, use or sale of such Grantback Product in such country or other jurisdiction, (b) the expiration of Regulatory Exclusivity in such country or other jurisdiction for such Grantback Product or (c) the [***] anniversary of the First Commercial Sale of such Grantback Product in such country or other jurisdiction. Solely for purposes of this Section 1.12, reference in the definitions of “Regulatory Exclusivity” under the Collaboration Agreement to (i) AbbVie shall be deemed to be a reference to Licensor, and (ii) a Sublicensee shall be deemed to be a reference to a licensee or sublicensee of Licensor or its Affiliates.
1.13.
“Term” shall have the meaning set forth in Section 7.1.
2.
Collaboration Agreement Termination; Surviving Obligations.

The Collaboration Agreement is terminated in its entirety effective as of the Collaboration Agreement Termination Date. Termination of the Collaboration Agreement shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination, and such termination shall not relieve a Party from any obligations that are expressly indicated to survive termination of the Collaboration Agreement including pursuant to Section 13.12 thereof. In addition to the rights and obligations set forth herein, all provisions in the Collaboration Agreement that are intended to survive termination of the Collaboration Agreement, whether expressly or by reasonable implication from their nature, or that are necessary for the interpretation or enforcement of this Transition Agreement, shall survive mutatis mutandis in accordance with the terms thereof.

3.
Assignment; License Grant; Royalty.

CONFIDENTIAL

3.1.
Assignment. Subject to the Section 7.4, as of the Transition Effective Date, AbbVie hereby assigns all of its rights, title and interest in the AbbVie Program Patents to Licensor, including the right to claim priority to any patent in any country of the world directly relating to the AbbVie Program Patents, and hereby agrees to execute, at Licensor’s cost, any assignment or instrument necessary to effectuate such assignment.
3.2.
Grantback License. Subject to the terms of this Transition Agreement and the [***] (including any rights reserved to [***] under the [***]), AbbVie hereby grants to Licensor an exclusive royalty-bearing license, with the right to sublicense through multiple tiers, under the AbbVie Grantback Know-How and the AbbVie Grantback Patents, to Exploit any Grantback Product in the Territory.
3.3.
Reverse Royalty. In consideration of the licenses granted to Licensor pursuant to Section 3.2, and any other consideration provided to Licensor pursuant to this Transition Agreement, subject to Section 3.5 below, Licensor shall pay to AbbVie, on a Grantback Product-by-Grantback Product basis, a royalty on Net Sales of each Grantback Product in each country or other jurisdiction in the Territory during the Reverse Royalty Term for such Grantback Product in such country or other jurisdiction at the rates set forth in the table below.

The Parties agree that the royalty rate of [***] payable on Grantback Products as forth in Section 13.10 of the Collaboration Agreement are amended and replaced with the following tiered royalty rates:

Net Sales in the Territory of all Grantback Products in a Calendar Year	Royalty Rate
[***]	[***] %
[***]	[***] %
[***]	[***] %

3.4.
Reverse Royalty Term. Licensor shall have no obligation to pay any royalty with respect to Net Sales of any Grantback Product in any country or other jurisdiction after the Reverse Royalty Term for such Grantback Product in such country or other jurisdiction has expired.
3.5.
In General. For purposes of this Section 3, the definitions of “Combination Product” and “Net Sales”, and Section 7.7 and Section 7.10 through Section 7.17 of the Collaboration Agreement shall apply mutatis mutandis to the calculation, payment, recording, and auditing of Licensor’s obligations to pay royalties under this Section 3 as they applied to AbbVie prior to Collaboration Agreement Termination Date and, solely for such purpose, each reference in each such section under the Collaboration Agreement (and any related definitions) to (i) Licensed Compound shall be deemed to be a reference to Grantback Compound, (ii) Licensed Product shall be deemed to be a reference to Grantback Product, (iii) Royalty Term shall be deemed to be a reference to Reverse Royalty Term, (iv) AbbVie shall be deemed to be a reference to Licensor, and (v) a Sublicensee shall be deemed to be a reference to a licensee or sublicensee of Licensor or its Affiliates.
3.6.
No Other Rights Granted by AbbVie. Except as expressly provided herein, AbbVie grants no other right or license, including any rights or licenses to the AbbVie Background Patents, the AbbVie Background Know-How, the AbbVie Program Know-How, the AbbVie Program Patents, or any other Patent or intellectual property rights not otherwise expressly granted herein.

CONFIDENTIAL

4
Transition Assistance.

4.1 Transition Period. During the later of the [***] period following either the Collaboration Agreement Termination Date or the Transition Effective Date (the “Transition Period”), upon Licensor’s written request in each instance, AbbVie will use commercially reasonable efforts to perform those activities set forth in this Section 4. Except where explicitly stated otherwise herein, AbbVie shall have no obligation to perform activities pursuant to this Section 4 after the Transition Period.

4.2 Manufacturing. With respect to assisting Licensor’s efforts to obtain a continued supply of the Grantback Compound and Grantback Product for the conduct of Development, Manufacturing and Commercialization activities, upon Licensor’s written request:

4.2.1
AbbVie shall make available to Licensor (or its Affiliates or its designees, as applicable) AbbVie’s personnel with expertise in Manufacturing-related AbbVie Grantback Know-How and directly relating to the process as it exists on Collaboration Agreement Termination Date for the Manufacture of Grantback Compound and Grantback Product (the “Grantback Manufacturing Process”).
4.2.2
AbbVie shall (i) make appropriate employees and representatives available for meetings with Licensor (or its Affiliates or its designees, as applicable), and (ii) provide advisement that is reasonably necessary or useful to enable Licensor (or its Affiliate or its designees, as applicable) to use and practice the Grantback Manufacturing Process, in each case (i)-(ii), at Licensor’s sole cost and expense.
4.2.3
Notwithstanding anything to the contrary contained in this Section 4, AbbVie shall not be required to Manufacture or have Manufactured any Grantback Compound or Grantback Product by or on behalf of Licensor as part of the transition assistance pursuant to this Transition Agreement. Notwithstanding the foregoing, AbbVie shall consider in good faith any request by Licensor to provide information that AbbVie possess that is necessary to support Licensor’s manufacturing of Grantback Compound or Grantback Product or to support Licensor in establishing and/or procuring third party arrangements for obtaining clinical supplies of Grantback Compound or Grantback Product.
4.2.4
AbbVie hereby agrees that neither it nor its Affiliates, licensees or sublicensees will assert against Licensor, its subsidiaries, Affiliates, licensees or sublicensees [***] . This covenant shall be binding upon, and inure to the benefit of, the Parties, their successors, and assigns.
4.4
Transfer of Licensor Patent Files. After the Transition Effective Date, AbbVie shall (i) cooperate with Licensor to transfer responsibility for filing, prosecution, and maintenance of the Licensor Patents to the law firm(s) and lawyer(s) specified by Licensor, and (ii) provide a copy of those documents in AbbVie’s possession that relate to the filing, prosecution, maintenance of the Licensor Patents, to the extent not already disclosed in accordance with the foregoing clause (i). Notwithstanding the foregoing, AbbVie shall continue to maintain and prosecute the AbbVie Program Patents during the Transition Period under Licensor’s instructions.
5
SGEN Agreement.
5.1
SGEN Agreement Generally. Notwithstanding anything to the contrary in this Transition Agreement, the sublicense granted by AbbVie to Licensor under the SGEN IP pursuant to Section 3.2 of this Transition Agreement is subject to the terms and conditions of the SGEN Agreement. Licensor acknowledges that it received a copy of the SGEN Agreement as of the Effective Date of the Collaboration Agreement and agrees to be bound by all of its applicable terms, including any amendment to the SGEN Agreement permitted or otherwise consented to under Section 10.2 of this Transition Agreement, and including the following, subject to the more detailed provisions set forth in the SGEN Agreement:

CONFIDENTIAL

5.1.1
[***];
5.1.2
[***];
5.1.3
[***];
5.1.4
[***]; and
5.1.5
[***].
5.2
Licensor shall be responsible for (i) making any all payments due to SGEN pursuant to the SGEN Agreement [***] that are the subject of the sublicense granted by AbbVie to Licensor pursuant to Section 3.2 of this Transition Agreement directly to SGEN and (ii) complying with any other obligations included in the SGEN Agreement that are applicable to the grant to Licensor of such sublicense or to the exercise of such sublicense by Licensor or any of its Affiliates or sublicensees. Without limiting the foregoing, and for the sake of clarity, AbbVie hereby confirms that [***].
5.3
Pursuant to Section 6.10 (Payment Method) of the SGEN Agreement, all payments by Licensor to SGEN shall be paid in U.S. Dollars by bank wire transfer in immediately available funds to a bank account designated by SGI in writing.
5.4
[***].
6
AbbVie Program Patents and AbbVie Grantback Patents.
6.1
Except as set forth in Section 7.4, AbbVie shall have no right to assume control, direction or maintenance of [***].
6.2
Third Party Infringement and Enforcement of AbbVie Grantback Patents. Each Party shall promptly notify the other Party in writing of any alleged or threatened infringement of the AbbVie Grantback Patents based on the Development, Commercialization or Exploitation of, or an application to market a Grantback Product in the Territory (the “Product Infringement”) by a Third Party of which such Party becomes aware. Subject to the terms of the [***], Licensor shall have the first right, but not the obligation, to prosecute any Product Infringement in the Territory at its sole expense and Licensor shall retain control of the prosecution of such claim, suit or proceeding. In the event Licensor prosecutes any Product Infringement, AbbVie shall have the right to join as a party to such claim, suit, or proceeding in the Territory and participate with its own counsel at its own expense; provided that Licensor shall retain control of the prosecution of such claim, suit, or proceeding. Licensor shall keep AbbVie updated as to the steps it intends to take to prosecute a Product Infringement and shall otherwise provide AbbVie with any information reasonably requested by AbbVie.
6.3
Infringement Claims of Third Party Patents. If the Manufacture, Commercialization, or use of a Grantback Compound or Grantback Product in the Territory pursuant to this Agreement results in any claim, suit, or proceeding by a Third Party alleging patent infringement of a Third Party Patent by Licensor (or its Affiliates or sublicensees), Licensor shall promptly notify AbbVie thereof in writing. Licensor shall defend any action which names Licensor and/or AbbVie which claims the infringement, after the Transition Effective Date, of any Third Party Patent through the making, using, selling, offer for sale or importing of a Grantback Product. If necessary, and at Licensor’s expense, AbbVie will assist and cooperate with Licensor in any such defense. Licensor will bear all costs and expenses (including reasonable attorneys’ fees of AbbVie) and pay all damages and settlement amounts arising out of or in connection with any such action. Each Party shall keep the other Party reasonably informed of all material developments in connection with any such claim, suit, or proceeding and will provide the other Party with copies of all pleadings filed in such action and to allow the other Party reasonable opportunity to participate

CONFIDENTIAL

in the defense of the claims. Neither Party may enter into any settlement that affects the other Party’s rights or interests without such Party’s written consent, which consent will not be unreasonably withheld or delayed.
7
Term and Termination.
7.1
Term. The terms of this Transition Agreement shall commence upon the Transition Effective Date and, unless terminated earlier in accordance with this Section 7, shall continue until the expiration of the Reverse Royalty Term.
7.2
Termination
7.2.1
For Material Breach. The Non-Breaching Party may terminate this Transition Agreement for material breach if within [***] after the Breaching Party’s receipt of a Default Notice, the Breaching Party has failed to commence compliance or has failed to use diligent efforts to achieve full compliance as soon thereafter as is reasonably possible. Notwithstanding the foregoing, AbbVie may terminate this Transition Agreement for material breach within [***]after the Licensor’s receipt of a Default Notice for material breach of the [***] and Licensor fails to cure such breach.
7.2.2
For [***] Patent Challenge. AbbVie may terminate this Transition Agreement in its entirety effective immediately upon written notice to Licensor if Licensor, its Affiliates or sublicensees of any [***], challenges the validity, enforceability, patentability or scope of a Valid Patent Claim of any [***] (as such terms are defined in the [***]).
7.2.3
For Bankruptcy, Insolvency or Similar Event. In the event that either Party (i) becomes the subject, whether voluntarily or involuntarily, of any bankruptcy, insolvency, receivership or similar proceeding that is not discharged within [***] of the filing thereof, (ii) makes an assignment for the benefit of creditors, (iii) appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within [***] after such filing,, (iv) proposes a written agreement of composition, arrangement, readjustment or extension of its debts, (v) proposes or is a party to any dissolution or liquidation or otherwise ceases to do business or winds up its affairs, (vi) admits in writing its inability to meet its obligations as they fall due in the general course, or (vii) becomes subject to a warrant of attachment, execution, or distraint or similar process against substantially all of its property, then the other Party may terminate this Transition Agreement, in whole or in part and in its sole discretion, effective immediately upon written notice to such other Party.
7.3
By Licensor, Without Cause. At any time after the Transition Effective Date, Licensor may terminate this Agreement in its entirety or on a country-by-country basis for any or no reason, upon [***] prior written notice to AbbVie.
7.4
Effects of Expiration or Termination. In the event of a termination, but not expiration, of this Transition Agreement, (i) all rights and licenses granted by AbbVie pursuant to Section 3.2 herein shall immediately terminate; and (ii) Licensor shall assign all of its rights, title and interest in the AbbVie Program Patents to AbbVie. After the expiration, but not earlier termination, of this Transition Agreement pursuant to Section 7.1, Licensor’s rights and licenses with respect to such Grantback Product in such country shall survive as a perpetual, fully-paid up, non-royalty bearing, right and license.
8
Confidentiality.
8.1
Confidentiality Obligations. At all times during the Term and for a period of [***]following termination or expiration hereof in its entirety, each Party shall, and shall cause its Affiliates, or any of its or their respective officers, directors, employees and agents to, keep confidential and not publish or otherwise disclose to a Third Party and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise

CONFIDENTIAL

made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Transition Agreement or is reasonably necessary or useful for the performance of, or the exercise of such Party’s rights under, this Transition Agreement. For the avoidance of doubt, Licensor’s restrictions around Product Information described in the Collaboration Agreement shall cease to apply as of the Transition Effective Date. Notwithstanding the foregoing, the Parties acknowledge the practical difficulty of policing the use of information in the unaided memory of the receiving Party or its Affiliates and its and their officers, directors, employees, and agents, and as such each Party agrees that the receiving Party shall not be liable for the use by any of its or its Affiliates’ officers, directors, employees, or agents of specific Confidential Information of the disclosing Party that is retained in the unaided memory of such officer, director, employee or agent; provided that (a) such officer, director, employee, or agent is not aware that such Confidential Information is the confidential information of disclosing Party at the time of such use; (b) the foregoing is not intended to grant, and shall not be deemed to grant, the receiving Party, its Affiliates, or its officers, directors, employees, and agents a right to disclose the disclosing Party’s Confidential Information; and (c) such officer, director, employee, or agent has not intentionally memorized such Confidential Information for use outside this Transition Agreement. Notwithstanding the foregoing, to the extent the receiving Party can demonstrate by documentation or other competent proof, the confidentiality and non-use obligations under this Section 8.1 with respect to any Confidential Information shall not include any information that:
8.1.1
has been published by a Third Party or otherwise is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the receiving Party;
8.1.2
has been in the receiving Party’s possession prior to disclosure by the disclosing Party without any obligation of confidentiality with respect to such information;
8.1.3
is subsequently received by the receiving Party from a Third Party without restriction and without breach of any agreement between such Third Party and the disclosing Party;
8.1.4
is generally made available to Third Parties by the disclosing Party without restriction on disclosure; or
8.1.5
has been independently developed by or for the receiving Party without reference to, or use or disclosure of, the disclosing Party’s Confidential Information.
8.2
Permitted Disclosures. The receiving Party may disclose the disclosing Party’s Confidential Information to the extent that such disclosure is:
8.2.1
in the reasonable opinion of the receiving Party’s legal counsel, required to be disclosed pursuant to law, regulation or a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local governmental body of competent jurisdiction, (including by reason of filing with securities regulators); provided that the receiving Party shall first have given prompt written notice (and to the extent possible, at least [***] notice) to the disclosing Party and given the disclosing Party a reasonable opportunity, at its own cost and expense, to take whatever action it deems necessary to protect its Confidential Information (for example, quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or governmental body or, if disclosed, be used only for the purposes for which the order was issued). If no protective order or other remedy is obtained, or the disclosing Party waives compliance with the terms of this Transition Agreement, receiving Party shall furnish only that portion of Confidential Information which the receiving Party is advised by counsel is legally required to be disclosed;

CONFIDENTIAL

8.2.2
made by or on behalf of the receiving Party to the Regulatory Authorities as required in connection with any filing, application or request for Regulatory Approval in accordance with the terms of this Transition Agreement; provided that reasonable measures shall be taken to assure confidential treatment of such Confidential Information to the extent practicable and consistent with Applicable Law;
8.2.3
made by or on behalf of the receiving Party to a patent authority as may be reasonably necessary or useful for purposes of obtaining, defending or enforcing a Patent in accordance with the terms of this Transition Agreement; provided that reasonable measures shall be taken to assure confidential treatment of such Confidential Information, to the extent such protection is available;
8.2.4
made to its or its Affiliates’ financial and legal advisors who have a need to know such disclosing Party’s Confidential Information and are either under professional codes of conduct giving rise to expectations of confidentiality and non-use or under written agreements of confidentiality and non-use, in each case, at least as restrictive as those set forth in this Transition Agreement; provided that the receiving Party shall remain responsible for any failure by such financial and legal advisors, to treat such Confidential Information as required under this Section;
8.2.5
made by AbbVie or its Affiliates or sublicensees to its or their advisors, consultants, clinicians, vendors, service providers or contractors as may be necessary or useful in connection with the activities contemplated by this Transition Agreement; provided that such Persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this Section 8 (with a duration of confidentiality and non-use obligations as appropriate that is no less than [***] from the date of disclosure); or
8.2.6
made by Licensor or its Affiliates to its or their advisors, consultants, clinicians, vendors, service providers, contractors, existing or prospective collaboration partners, licensees, sublicensees, or other Third Parties, in connection with the Exploitation of the Grantback Compound, the Grantback Products, or otherwise in connection with the performance or its rights and obligations contemplated by this Transition Agreement; provided that such Persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information of AbbVie substantially similar to the obligations of confidentiality and non-use of Licensor pursuant to this Section 8 (with a duration of confidentiality and non-use obligations as appropriate that is no less than [***] from the date of disclosure for advisors, consultants, clinicians, vendors, service providers or contractors).
8.3
In General. For purposes of this Section 8, the Sections 10.4, 10.5 and 10.7 of the Collaboration Agreement shall survive and apply mutatis mutandis to the use of names and public announcements related to this Transition Agreement, and return of Confidential Information obligations of the Parties under this Section 8 as they applied to the Parties prior to the Transition Effective Date and, solely for such purpose, each reference in each such Section (and any related definitions) to the Collaboration Agreement shall be deemed to be this Transition Agreement.
9
Liability; Indemnity
9.1
Indemnification of AbbVie. Licensor shall indemnify AbbVie, its Affiliates and their respective directors, officers, employees, and agents (the “AbbVie Indemnitees”) and shall defend and save each of them harmless, from and against any and all losses, damages, liabilities, penalties, costs, and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims, or demands of Third Parties (collectively, “Third Party Claims”) incurred by or rendered against the AbbVie Indemnitees arising from or occurring as a result of:

[***].

CONFIDENTIAL

9.2
Indemnification of Licensor. AbbVie shall indemnify Licensor, its Affiliates and their respective directors, officers, employees, and agents (the “Licensor Indemnitees”), and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims incurred by or rendered against the Licensor Indemnitees arising from or occurring as a result of:

[***].

9.3
Indemnification under the Collaboration Agreement. For the avoidance of doubt, the Parties’ respective indemnification obligations in Sections 9.1 and 9.2 above are in addition to the Parties’ respective surviving indemnification obligations in Sections 12.1 and 12.2 of the Collaboration Agreement.
9.4
In General. For purposes of this Section 9, the Sections 12.4 through 12.7 of the Collaboration Agreement shall survive and apply mutatis mutandis to the notice of claim, control of defense, calculation of Losses, and insurance obligations of the Parties under this Section 9 as they applied to the Parties prior to the Transition Effective Date and, solely for such purpose, each reference in each such Section (and any related definitions) to the Collaboration Agreement shall be deemed to be this Transition Agreement.
10
Representations and Warranties.

10.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party that (i) it has the legal right and authority to enter into this Transition Agreement and to perform all duties and obligations under, or in connection with, this Transition Agreement, (ii) the entering into and the performance of this Transition Agreement does not and will not infringe any law, regulation, license or authority to which such Party is subject and (iii) the persons signing this Transition Agreement for and on behalf of such Party are properly authorized to do so.

10.2. Additional Representations, Warranties and Covenants of AbbVie.

(i) During the term of this Transition Agreement, neither AbbVie nor any of its Affiliates shall (a) commit any acts, or permit the occurrence of any omissions, that would cause the breach or termination of the [***], or (b) amend or otherwise modify, or permit to be amended or modified, the [***], where such amendment or modification would materially and adversely affect the rights granted to Licensor under this Transition Agreement; provided, however, that the foregoing covenant shall not apply to any amendment or modification of the [***], or any waiver of any terms or conditions thereto, permitting [***] to use [***].

(ii) As of the Transition Effective Date, AbbVie further represents and warrants that:

(A)
none of AbbVie, its Affiliates and, to the best of their Knowledge, any Third Party is in breach of [***];
(B)
no party to [***] has threatened to terminate, or has otherwise alleged any material breach under, such agreement; and
(C)
[***]is an [***]under the [***], [***]notified AbbVie that no consideration will be owed to [***]pursuant to the [***] with respect to [***] covered by [***], and the [***] is in full force and effect in accordance with its terms; and
(D)
other than the [***] and those patents listed in Schedule 1.4, there are no AbbVie Program Patents (i) claiming the [***] of the Grantback Product or Grantback

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Compound, or (ii) that are required or needed to Exploit any Grantback Product or Grantback Compound in the Territory.

10.3 DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NONINFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

11
Miscellaneous Provisions.
11.1
Severability. If any provision of this Transition Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either Party under this Transition Agreement will not be materially and adversely affected thereby, (i) such provision shall be fully severable, (ii) this Transition Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Transition Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Transition Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid, or unenforceable in any respect.
11.2
Assignment. Without the prior written consent of the other Party, neither Party shall sell, transfer, assign, delegate, pledge, or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Transition Agreement or any of its rights or duties hereunder; provided that either Party may make such an assignment in whole or in part without the other Party’s consent to its Affiliate or to a successor, whether in a merger, sale of stock, sale of assets or any other transaction, of the business to which this Transition Agreement relates. With respect to an assignment to an Affiliate, the assigning Party shall remain responsible for the performance by such Affiliate of the rights and obligations hereunder. Any attempted assignment or delegation in violation of this Section 11.2 shall be void and of no effect. All validly assigned and delegated rights and obligations of the Parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of Licensor or AbbVie, as the case may be. The permitted assignee or transferee shall assume all obligations of its assignor or transferor under this Transition Agreement. Without limiting the foregoing, the grant of rights set forth in this Transition Agreement shall be binding upon any successor or permitted assignee of AbbVie, and the obligations of Licensor, including the payment obligations, shall run in favor of any such successor or permitted assignee of AbbVie’s benefits under this Transition Agreement.
11.3
Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Transition Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Transition Agreement.
11.4
Governing Law. This Transition Agreement or the performance, enforcement, breach or termination hereof shall be interpreted, governed by and construed in accordance with the laws of the State of Delaware, United States, excluding any conflicts or choice of law rule or principle that might otherwise refer

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construction or interpretation of this Transition Agreement to the substantive law of another jurisdiction; provided that the construction or effect of Patents shall be determined in accordance with the laws of the country or other jurisdiction in which the particular Patent has been filed or granted, as the case may be. The Parties agree to exclude the application to this Transition Agreement of the United Nations Convention on Contracts for the International Sale of Goods.
11.5
Dispute Resolution. Any dispute arising out of, or in connection with, this Transition Agreement shall be settled by alternative dispute resolution pursuant to the terms set forth in Section 14.7 of the Collaboration Agreement.
11.6
References. Unless otherwise specified, (i) references in this Transition Agreement to any Section or Schedule shall mean references to such Section or Schedule of this Transition Agreement, (ii) references in any Section to any clause are references to such clause of such Section and (iii) references to any agreement, instrument or other document in this Transition Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently amended, replaced or supplemented from time to time, as so amended, replaced, or supplemented and in effect at the relevant time of reference thereto.
11.7
Entire Agreement; Amendments. This Transition Agreement, together with the Schedules attached hereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises, and representations, whether written or oral, with respect thereto are superseded hereby. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Transition Agreement. No amendment, modification, release, or discharge will be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.
11.8
English Language; Construction; Rules of Interpretation.This Transition Agreement shall be written and executed in, and all other communications under or in connection with this Transition Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). Whenever this Transition Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. The headings of this Transition Agreement are for convenience of reference only and in no way define, describe, extend, or limit the scope or intent of this Transition Agreement or the intent of any provision contained in this Transition Agreement. The term “including,” “include,” or “includes” as used herein shall mean “including, but not limited to,” and shall not limit the generality of any description preceding such term. The language of this Transition Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto. Each Party represents that it has been represented by legal counsel in connection with this Transition Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Transition Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.
11.9
Counterparts. This Transition Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. Facsimile signatures and signatures transmitted via PDF shall be treated as original signatures. This Transition Agreement may be altered or amended only in writing and if duly signed by authorized representatives of both Parties.

[Signature page follows.]

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IN WITNESS WHEREOF, the duly nominated representatives of each of the Parties hereto have executed this Transition Agreement as of the Transition Effective Date.

ABBVIE GLOBAL ENTERPRISES LTD.

By: /s/ Arthur C. Price

Name: Arthur C. Price

Title: Director

Date: 8/21/2023

CYTOMX THERAPEUTICS INC.

By: /s/ Lloyd Rowland

Name: Lloyd Rowland

Title: Sr.VP & General Counsel

Date: 8/22/2023

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Schedule 1.4

AbbVie Program Patents

[***]

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Schedule 1.6

Licensor CD71 Patents

[***]

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